Office of the United States Trustee

DEBTOR IN POSSESSION INTERIM STATEMENT

In re:
The Kushner-Locke Company	Page 1 of 3

	Statement Number:	22

Chapter 11	For the Period FROM:	8/1/2003

Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	8/31/2003

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration
		Account	Account

Balance before Statement #1		$268,333.21	65,956.21

A. Total Receipts per all Prior Interim Statements		4,215,431.08	3,272,466.40

B. Less: Total Disbursements per all Prior Statements		3,284,912.51	3,303,935.60

C. Beginning Balance		$1,198,851.78	34,487.01

D. Receipts during Current Period
Description
8/6/2003	Wire Transfer		$26,000.00
8/15/2003	Lion's Gate	$13,043.08
8/15/2003	Lion's Gate	$46,990.24
8/15/2003	Lion's Gate	$2.04
8/18/2003	AB Filmindustri	$30.95
8/19/2003	Wire Transfer		$45,000.00
8/28/2003	Berkowitz & Black	$155,000.00
8/28/2003	Franchise Pictures	$1,816.00
8/28/2003	Dalaklis-McKeown Ent	$750.00
8/30/2003	interest	$458.23
TOTAL RECEIPTS THIS PERIOD		218,090.54	71,000.00	—	—

E. Balance Available (C plus D)		$1,416,942.32	105,487.01	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 22	Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose

8/1/2003		ADP Fees		$239.05
8/6/2003		ADP Taxes		$5,633.95
8/6/2003		Wire Transfer	$26,000.00
8/7/2003	8002	Payroll		$980.58
8/7/2003	8003	Payroll		$7,943.86
8/7/2003	8004	Payroll		$1,332.85
8/7/2003	8005	Payroll		$2,293.03
8/8/2003	37740	Bonded Services, Inc		$6,296.05
8/8/2003	37741	Doniger & Fetter		$916.29
8/8/2003	37742	Marathon Services, Inc		$259.80
8/8/2003	37743	Personnel Concepts Limited		$49.69
8/8/2003	37744	Qwest Communications		$39.28
8/8/2003	37745	SBC		$43.20
8/8/2003	37746	Zerolag Communications, Inc		$100.00
8/8/2003	37747	KEREN AMINIA		$281.90
8/15/2003		ADP Fees		$110.49
8/19/2003		Wire Transfer	$45,000.00
8/20/2003		ADP Taxes		$5,735.66
8/21/2003	8006	Payroll		$980.58
8/21/2003	8007	Payroll		$8,070.42
8/21/2003	8008	Payroll		$1,332.84
8/21/2003	8009	Payroll		$2,293.04
8/26/2003	37748	Blue Shield of California		$316.00
8/26/2003	37749	Bowne of Los Angeles, Inc		$580.00
8/26/2003	37750	Clumeck,Stern,Phillips&Schenkelbu		$8,042.50
8/26/2003	37751	Health Net		$2,187.92
8/26/2003	37752	Hodes Parking		$360.00
8/26/2003	37753	Property Management Associates, I		$2,000.00
8/26/2003	37754	Recall		$561.30
8/26/2003	37755	SBC		$322.16
8/27/2003	37756	United States Trustee		$250.00
8/27/2003	37757	United States Trustee		$3,750.00
8/27/2003	37758	United States Trustee		$250.00
8/27/2003	37759	United States Trustee		$250.00
8/27/2003	37760	United States Trustee		$250.00
8/27/2003	37761	United States Trustee		$250.00
8/27/2003	37762	United States Trustee		$250.00
8/27/2003	37763	United States Trustee		$250.00
8/27/2003	37764	United States Trustee		$250.00
8/27/2003	37765	Alice P.Neuhauser		$64.12
8/29/2003		ADP Fees		$107.98
TOTAL DISBURSEMENTS THIS PERIOD:			71,000.00	65,224.54	—	—

G. Ending Balance (E less F)			$1,345,942.32	40,262.47	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 22	Page 3 of 3

H	(1)	Collateral Account:
		a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b) Account Number:	323221556
	(2)	Concentration Account:
		a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account	1891215236	$1,000.00
Bank of Scotland — Pinocchio	3506258	$1,014,490.77	Pound Sterling	Time Deposit
Bank of Scotland — Basil	3506581	$199,187.59	Pound Sterling	Time Deposit	(KL' s interest is 50%)
Allied Pinocchio	10747301	920.11	Pound Sterling
Freeway\Kushner-Locke	323-509487	$255.95
Edge Entertainment	1891152710	$444.92
European Films LTD	1890563818	$7,051.58

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
KL MDP Sensation	60-066-930	$17,724.61
KL\7 Venture	1890-69-6360	$9,337.39
Denial Venture	1890-69-6501	$42,197.19
Cracker LLC	1891-04-1665	$1,000.00
Swing	323-518095	$6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser

Debtor in Possession